                                                               Sub-item 77Q1(a)

                               AMENDMENT NO. 27
                                      TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                      OF
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   This Amendment No. 27 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends, effective April 29, 2016, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco V.I. Money Market Fund to Invesco V.I. Government Money Market Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

       1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

       2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

       3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 17, 2015.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1
                                  "SCHEDULE A

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------
Invesco V.I. Balanced-Risk Allocation Fund         Series I Shares
                                                   Series II Shares

Invesco V.I. Core Equity Fund                      Series I Shares
                                                   Series II Shares

Invesco V.I. Core Plus Bond Fund                   Series I Shares
                                                   Series II Shares

Invesco V.I. Diversified Dividend Fund             Series I Shares
                                                   Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund         Series I Shares
                                                   Series II Shares

Invesco V.I. Global Core Equity Fund               Series I Shares
                                                   Series II Shares

Invesco V.I. Global Health Care Fund               Series I Shares
                                                   Series II Shares

Invesco V.I. Global Real Estate Fund               Series I Shares
                                                   Series II Shares

Invesco V.I. Government Securities Fund            Series I Shares
                                                   Series II Shares

Invesco V.I. High Yield Fund                       Series I Shares
                                                   Series II Shares

Invesco V.I. International Growth Fund             Series I Shares
                                                   Series II Shares

Invesco V.I. Mid Cap Core Equity Fund              Series I Shares
                                                   Series II Shares

Invesco V.I. Government Money Market Fund          Series I Shares
                                                   Series II Shares

Invesco V.I. S&P 500 Index Fund                    Series I Shares
                                                   Series II Shares

Invesco V.I. Small Cap Equity Fund                 Series I Shares
                                                   Series II Shares

Invesco V.I. Technology Fund                       Series I Shares
                                                   Series II Shares

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------
Invesco V.I. Managed Volatility Fund               Series I Shares
                                                   Series II Shares

Invesco V.I. American Franchise Fund               Series I Shares
                                                   Series II Shares

Invesco V.I. American Value Fund                   Series I Shares
                                                   Series II Shares

Invesco V.I. Comstock Fund                         Series I Shares
                                                   Series II Shares

Invesco V.I. Equity and Income Fund                Series I Shares
                                                   Series II Shares

Invesco V.I. Growth and Income Fund                Series I Shares
                                                   Series II Shares

Invesco V.I. Mid Cap Growth Fund                   Series I Shares
                                                   Series II Shares

Invesco V.I. Value Opportunities Fund              Series I Shares
                                                   Series II Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 28
                                    TO THE
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                      OF
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   This Amendment No. 28 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends, effective January 29, 2016, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trustees of the Trust approved this amendment and a vote of the Shareholders is not required for this amendment;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

       1. Section 7.3 is amended to read as follows:

          Section 7.3 Redemptions at the Option of the Trust. At the option of the Board of Trustees, the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem shares of any Shareholder or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees and disclosed to Shareholders.

       2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

       3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 29, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President